O'CONNOR EQUUS (THE "FUND")

              Supplement dated February 24, 2016 to the Prospectus and Statement of Additional Information (the "SAI"), each dated January 28, 2016

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SAI, AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS AND SAI.

The Board of Trustees of the Fund, at the recommendation of UBS O'Connor LLC (the "Adviser"), the investment adviser of the Fund, has determined that it is in the best interest of the Fund and its shareholders to cease operations and liquidate any remaining assets on a pro rata basis to shareholders, and has approved the closing and liquidation of the Fund. Effective immediately, the Fund will be closed to new investments. The Fund is expected to cease operations and liquidate on or about March 31, 2016 (the "Liquidation Date"). The Fund will distribute to each shareholder, on or promptly after the Liquidation Date, a liquidating cash distribution equal in value to the shareholder's interest in the net assets of the Fund as of the Liquidation Date. Due to the liquidation of the Fund, there will be no quarterly repurchase offer between the date of this supplement and the Liquidation Date.

In anticipation of the liquidation of the Fund, the Adviser may manage the Fund in a manner intended to facilitate its orderly liquidation, such as by raising cash or making investments in other highly liquid assets. As a result, during this time, all or a portion of the Fund may not be invested in a manner consistent with its stated investment strategies, which may prevent the Fund from achieving its investment objective.

The liquidation distribution amount will include any accrued income and capital gains, will be treated as a payment in exchange for shares and will generally be a taxable event. You should consult your personal tax advisor concerning your particular tax situation. Shareholders will not be charged any transaction fees by the Fund. However, the net asset value of the Fund on the Liquidation Date will reflect the costs of liquidating the Fund.


              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.


                                                                 OCO-SK-001-0100